UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2007

PeopleSupport, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50843	95-4695021
(State or other jurisdiction of incorporation)	(Commission Identification No.)	(IRS Employer File Number)
1100 Glendon Ave., Suite 1250, Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)
(310) 824-6200

Registrant’s telephone number, including area code
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 13, 2007, PeopleSupport (Philippines), Inc. (“PeopleSupport”), a subsidiary of PeopleSupport, Inc., entered into Amendment No. 1 (the “Amendment”) to the Contact Center Services Agreement dated September 29, 2006 (the “Agreement”) with Expedia, Inc. (“Expedia”). The Amendment modified the Agreement primarily in four respects:
1. The Amendment enables PeopleSupport to increase its service fees to Expedia yearly, prior to the end of any calendar year during the term of the Agreement, up to a fixed percentage above the then-current service fees. Prior to the Amendment, the Agreement did not provide for a fee increase.
2. Under the Agreement, Expedia must under certain circumstances prepay PeopleSupport for monthly services based on Expedia’s forecasted needs. The Amendment extends the prepayment term through the third quarter of 2008, which would have otherwise expired in 2007. The Amendment then reduces, beginning in July 2008, the percentage of forecasted fees that Expedia must prepay, and eliminates the prepayment requirement altogether beginning in October 2008.
3. The Amendment eliminates the requirement that PeopleSupport work to establish operations in another country in order to geographically diversify its operations for Expedia.
4. The Amendment eliminates the requirement that Expedia only use PeopleSupport for telephone, email or chat support in the Philippines.
     A copy of the original Agreement is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 1, 2006, and a copy of the Amendment is included with this Current Report as Exhibit 10.1. The summary above of the Agreement and the Amendment is qualified in its entirety by reference to such exhibits.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

10.1†	Amendment No. 1 to Contract Center Services Agreement, effective May 7, 2007, by and between Expedia, Inc. and PeopleSupport (Philippines), Inc.

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted and submitted separately to the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
May 17, 2007

PeopleSupport, Inc. a Delaware corporation
By:	/s/ Lance Rosenzweig
Lance Rosenzweig
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
Number	Description

10.1†	Amendment No. 1 to Contract Center Services Agreement, effective May 13, 2007, by and between Expedia, Inc. and PeopleSupport (Philippines), Inc.

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted and submitted separately to the Securities and Exchange Commission.